UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2020

AMERICOLD REALTY TRUST

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust) Delaware (Americold Realty Operating Partnership, L.P.)	001-34723	93-0295215 01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:	Emerging growth company ☐

Americold Realty Operating Partnership, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Americold Realty Trust:	☐

Americold Realty Operating Partnership, L.P.:	☐

Item 1.01 – Entry into a Material Definitive Agreement

On March 26, 2020, Americold Realty Trust (the “Company”) and its subsidiary, Americold Realty Operating Partnership, L.P. (the “Operating Partnership”), and certain of the Operating Partnership’s subsidiaries entered into a Credit Agreement with Bank of America, N.A., as administrative agent (the “Administrative Agent”) and certain lenders and letter of credit issuers from time to time parties thereto (the “Credit Agreement”).

The Credit Agreement recasts the Company’s $1.275 billion senior credit facility under its existing credit agreement, dated as December 4, 2018, by and among the Company, the Operating Partnership, the several lenders and letter of credit issuers from time to time parties thereto and the Administrative Agent. The Credit Agreement includes a $800 million revolving credit facility, a term loan, consisting of a $425 million U.S. dollar tranche and a $250 million Canadian dollar tranche, and a letter of credit sub-facility of up to $60 million. Up to $400 million under the revolving credit facility is available in specific foreign currencies. The Credit Agreement is unsecured.

The above summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is included herewith as Exhibit 10.1 and is incorporated herein by reference.

Additionally, on March 27, 2020, the Company issued a press release related to the Company’s and the Operating Partnership’s entry into the Credit Agreement. A copy of the press release is filed herewith as Exhibit 99.1

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement

99.1	Press Release dated March 27, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020

AMERICOLD REALTY TRUST

By:	/s/ Marc J. Smernoff
Name:	Marc J. Smernoff
Title:	Chief Financial Officer and Executive Vice President